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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, SEC File Nos. 33-57611, 33-85752, 33-76538, 33-74034,
33-61985 and 33-61987.

                                          ARTHUR ANDERSEN LLP

                                          /s/ Arthur Andersen LLP

Los Angeles, California
October 13, 1995